U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report January 28, 2002


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


       0-22889                                            06-1453896
Commission File Number                      (I.R.S. Employer Identification No.}


    535 Migeon Avenue, Torrington, CT                       06790
(Address of Principal Executive Offices)                 (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


              ---------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year
                         if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     (a) A special meeting of stockholders was held on January 28, 2002. The matters voted on at the special meeting were (i) to ratify the terms of financing arrangements between the Company and The Johnston Family Charitable Foundation (the "Financing") as described in the Company's definitive Proxy Statement dated January 2, 2002 filed with the Commission on December 28, 2001; and (ii) to approve a Second Amended and Restated Certificate of Incorporation to eliminate certain provisions of the Amended and Restated Certificate of Incorporation including the provision classifying the Board of Directors into three classes; the restriction that only the Board of Directors may call special meetings of stockholders; the requirement that directors can be removed only for cause; and provisions mandating certain stockholders' meetings and prohibiting stockholder action by written consent as described in the Proxy Statement. Results of the voting were as follows:

     Total number of shares entitled to vote present or
       represented at the special meeting:                       5,505,223

     Ratification of the Financing:

            For               Against           Abstain          Not Voted
            ---               -------           -------          ---------
         5,494,709             9,739              775              None

     Approval of the Second Amended and Restated Certificate of Incorporation:

            For               Against           Abstain          Not Voted
            ---               -------           -------          ---------
         4,794,997             6,967             1,025            702,234

     (b) On November 28, 2001, the Board of Directors approved, subject to the approval of the Second Amended and Restated Certificate of Incorporation, an amendment to the Bylaws amending certain provisions to conform the Bylaws to the Second Amended and Restated Certificate of Incorporation. The Amended and Restated Bylaws became effective on February 5, 2002, the date of filing of the Second Amended and Restated Certificate of Incorporation in the State of Delaware.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     (3) Certificate of Incorporation and Bylaws.

     Exhibit 3.1.      Second Amended and Restated Certificate of Incorporation.

     Exhibit 3.2.      Amended and Restated Bylaws.

     (4) Instruments Defining the Rights of Security Holders

     Exhibit 4.1. See Articles FOUR, FIVE and SEVEN of the Second Amended and Restated Certificate of Incorporation of the Registrant at Exhibit 3.1.

     Exhibit 4.2. See Article I, Sections 2.1 and 2.2 of Article II, Article V and Sections 7.3 and 7.10 of Article VII of the Amended and Restated Bylaws of the Registrant at Exhibit 3.2.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                       ROYAL PRECISION, INC.

Dated: February 8, 2002                By /s/ John C. Lauchnor
       ----------------                   --------------------------------------
                                          John C. Lauchnor, President

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
                                  EXHIBIT INDEX

                                                                      PAGE IN
                                                                    SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
-------                                                            -------------

3.1       Second   Amended  and  Restated   Certificate   of              5
          Incorporation  of Royal  Precision,  Inc.  adopted
          January 28, 2002.

3.2       Amended and  Restated  Bylaws of Royal  Precision,             12
          Inc. adopted November 28, 2001 effective  February
          5, 2002.

4.1       See  Articles  FOUR,  FIVE and SEVEN of the Second
          Amended and Restated Certificate of Incorporation of the Registrant at Exhibit 3.1.

4.2       See Article I, Sections 2.1 and 2.2 of Article II,
          Article V and Sections 7.3 and 7.10 of Article VII
          of  the  Amended  and   Restated   Bylaws  of  the
          Registrant at Exhibit 3.2.

                                       4